UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2005

THE SHERWIN-WILLIAMS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-04851	34-0526850

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Prospect Avenue, N.W., Cleveland, Ohio 44115

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (216) 566-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     Joseph M. Scaminace, President and Chief Operating Officer of The Sherwin-Williams Company, notified Sherwin-Williams of his intention to resign from such positions and as a member of the Board of Directors of Sherwin-Williams effective the close of business on Tuesday, May 31, 2005. Mr. Scaminace has accepted the position of President and Chief Executive Officer of OM Group, Inc. Effective with this change, Christopher M. Connor, Chairman and Chief Executive Officer, will assume the day-to-day management of the operating divisions of Sherwin-Williams and is expected to add the title of President upon approval of the Board of Directors. A copy of the press release of Sherwin-Williams announcing the resignation is attached as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is filed with this Report.

Exhibit No.	Exhibit Description

99	Press Release of The Sherwin-Williams Company, dated May 31, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY
June 1, 2005	By:	/s/ L.E. Stellato

L.E. Stellato Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99	Press Release of The Sherwin-Williams Company, dated May 31, 2005.

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